Exhibit 24
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Kerrii B. Anderson
Kerrii B. Anderson

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ James V. Pickett
James V. Pickett

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Brendan P. Foley, Jr.
Brendan P. Foley, Jr.

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Ann B. Crane
Ann B. Crane

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Janet Hill
Janet Hill

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Paul D. House
Paul D. House

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Thomas F. Keller
Thomas F. Keller

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ William E. Kirwan
William E. Kirwan

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ David P. Lauer
David P. Lauer

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Jerry W. Levin
Jerry W. Levin

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ J. Randolph Lewis
J. Randolph Lewis

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ James F. Millar
James F. Millar

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Stuart I. Oran
Stuart I. Oran

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ Peter H. Rothschild
Peter H. Rothschild

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS: That the undersigned officer and/or director of Wendy’s International, Inc. (the “Company”), which is about to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-8 in connection with the offer of common shares pursuant to the Company’s 1990 Stock Option Plan, hereby constitutes and appoints Kerrii B. Anderson, Leon M. McCorkle, Jr. and Dana Klein as his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the Registration Statement, any and all amendments and documents related thereto, and to file the same, and all exhibits thereto, and other documents relating thereto, with the Securities and Exchange Commission, and grants unto each of said attorneys-in-fact and substitute or substitutes full power and authority to do each and every act and thing requested and necessary to be done in and about the premises as fully to all intents and purposes as he or she might do in person, and hereby ratifies and confirms all things that each of said attorneys-in-fact and substitute or substitutes may lawfully do and seek to be done by virtue hereof.
     IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 13th day of October, 2006.

/s/ John R. Thompson
John R. Thompson

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